Federated Target ETF Funds

Federated Target ETF Fund 2025
Institutional Shares

A portfolio of Federated Managed Allocation Portfolios
SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2009

1.           Under the heading entitled “What are the Fund’s Fees and Expenses?” please delete the section in its entirety and replace it with the following:

What are the Fund’s Fees and Expenses?

FEDERATED TARGET ETF FUND 2025

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Institutional Shares.

Shareholder Fees	Institutional Shares
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Anticipated Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.25%
Distribution (12b-1) Fee	None
Other Expenses[3]	4.85%
Acquired Fund Fees and Expenses[4]	0.42%
Total Anticipated Direct and Acquired Annual Fund Operating Expenses	5.52%
1 The percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts, and the Adviser expects to reimburse other operating expenses of the Fund. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2009.

Total Anticipated Waivers and Reimbursements of Fund Expenses	4.80%
Total Anticipated Direct and Acquired Annual Fund Operating Expenses (after anticipated waivers and reimbursements) [5,6]	0.72%
2 The Adviser expects to voluntarily waive and reimburse the management fee. The Adviser can terminate this anticipated voluntary waiver and reimbursement at any time. The management fee paid by the Fund (after the anticipated voluntary waiver and reimbursement) is expected to be 0.00% for the fiscal year ending November 30, 2009.  The management fee paid by the Fund (after the voluntary waiver and reimbursement) was 0.00% for the fiscal year ended November 30, 2008.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator expects to voluntarily waive a portion of its fee. In addition, the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. The administrator and Adviser can terminate this anticipated voluntary waiver or reimbursement at any time. Total other expenses paid by the Fund’s Institutional Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 0.30% for the fiscal year ending November 30, 2009.  Total other expenses paid by the Fund’s Institutional Shares (after the voluntary waiver and reimbursement) were 0.28% for the fiscal year ended November 30, 2008.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ending November 30, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.30%, for the fiscal year ending November 30, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

6 The Total Actual Direct Annual Fund Operating Expenses for the Fund’s Institutional Shares (after waivers and reimbursements, but excluding Acquired Fund Fees and Expenses) was 0.28% for the fiscal year ended November 30, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before anticipated waivers and reimbursements as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$551
3 Years	$1,643
5 Years	$2,724
10 Years	$5,379

2.           Under the heading entitled “Appendix A: Hypothetical Investment and Expense Information” please delete the table in its entirety and replace it with the following:

FEDERATED TARGET ETF 2025 FUND: INSTITUTIONAL SHARES

ANNUAL EXPENSE RATIO: 5.52%

MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$550.56	$9,948.00
2	$9,948.00	$497.40	$10,445.40	$547.70	$9,896.27
3	$9,896.27	$494.81	$10,391.08	$544.85	$9,844.81
4	$9,844.81	$492.24	$10,337.05	$542.02	$9,793.62
5	$9,793.62	$489.68	$10,283.30	$539.20	$9,742.69
6	$9,742.69	$487.13	$10,229.82	$536.40	$9,692.03
7	$9,692.03	$484.60	$10,176.63	$533.61	$9,641.63
8	$9,641.63	$482.08	$10,123.71	$530.83	$9,591.49
9	$9,591.49	$479.57	$10,071.06	$528.07	$9,541.61
10	$9,541.61	$477.08	$10,018.69	$525.33	$9,491.99
Cumulative		$4,884.59		$5,378.57

April 24, 2009

Cusip             314212796

40425 (4/09)